UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 4, 2015

Asterias Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36646	46-1047971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Constitution Drive
Menlo Park, California 94025
(Address of principal executive offices)

(650) 433-2900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On February 5, 2015, Asterias Biotherapeutics, Inc. ("Asterias" or the "Company") entered into an Underwriting Agreement (the “Underwriting Agreement”) by and between the Company and MLV & Co. LLC (“MLV”), with respect to the sale by the Company of 384,615 shares (the “Public Offering Shares”) of the Company's Series A Common Stock, par value $0.0001 per share (“Common Stock”). The Public Offering Shares are being offered to the public at $3.90 per share.

The Public Offering Shares will be issued pursuant to a final prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-200745), which became effective on January 22, 2015. The Company expects to close the offering on February 10, 2015, subject to the satisfaction of customary closing conditions as set forth in the Underwriting Agreement.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company, on the one hand, and MLV, on the other hand, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The information contained in Item 3.02 below is incorporated herein.

Item 3.02	Unregistered Sales of Equity Securities.

On February 4, 2015, the Company entered into subscription agreements (the “Subscription Agreements”) dated February 4, 2015, with Broadwood Partners, L.P. (“Broadwood”), British & American Investment Trust PLC and Pedro Lichtinger, the Chief Executive Officer and a member of the Board of Directors of the Company (or an entity controlled by him). Pursuant to the Subscription Agreements, the Company will sell an aggregate of 1,025,640 shares (the “Private Placement Shares”) of Common Stock at a price of $3.90 per share, which is equal to the price of the concurrent public offering described in Item 1.01 above.  The offering and sale of the Private Placement Shares is made in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933 and Rule 506 thereunder.  The form of Subscription Agreement is filed as Exhibit 99.1 hereto.

Broadwood is the largest shareholder of Asterias’ parent company BioTime, Inc., and one of BioTime Inc.’s directors, Neal C. Bradsher, is President, and one of Asterias’ directors, Richard T. LeBuhn, is Senior Vice President, of Broadwood Capital, Inc., the investment manager of Broadwood. British & American Investment Trust PLC is an affiliate of one of our current shareholders.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 4, 2015 by and between the Company and MLV & Co. LLC
5.1	Opinion of Dentons US LLP
23.1	Consent of Dentons US LLP (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Form of Subscription Agreement, dated February 4, 2015 by and among the Company and investors thereto
99.2	Press Release announcing Pricing of Public Offering, dated February 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

Date: February 5, 2015	By:	/s/ Robert W. Peabody Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 5, 2015 by and between the Company and MLV & Co. LLC
5.1	Opinion of Dentons US LLP
23.1	Consent of Dentons US LLP (included in its opinion filed as Exhibit 5.1 hereto)
99.1	Form of Subscription Agreement, dated February 4, 2015 by and among the Company and investors thereto
99.2	Press Release announcing Pricing of Public Offering, dated February 5, 2015